Professionally Managed Portfolios
               Harris Bretall Sullivan & Smith Growth Equity Fund
                       2025 East Financial Way, Suite 101
                               Glendora, CA 91741


                   Notice of Special Meeting
                  To Be Held ________ __, 1997

To the shareholders of the Harris Bretall Sullivan & Smith Growth Equity Fund (the "Fund"), a series of Professionally Managed Portfolios (the "Trust"), for a Special Meeting of the Fund to be held on ________ __, 1997:

     Notice is hereby given that a Special Meeting (the "Meeting") of shareholders of the Fund, will be held on ________ __, 1997, at _____ a.m., Pacific Standard Time, at the offices of the Trust, 2025 East Financial Way, Suite 101, Glendora, California 91741. At the Meeting, you and the other shareholders of the Fund will be asked to consider and vote:

     1. To approve a new investment advisory agreement between the Fund and Harris Bretall Sullivan & Smith L.L.C. ("New HBSS") pursuant to which New HBSS will act as adviser with respect to the assets of the Fund, to become effective upon the contribution of the assets of Harris Bretall Sullivan & Smith, Inc. to New HBSS and acquisition of a majority of non-managing units by Value Asset Management, Inc. in New HBSS.

     2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

     Shareholders of record at the close of business on September 30, 1997 are entitled to notice of, and to vote at, the Meeting. Please read the accompanying Proxy Statement. Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD so that a quorum will be present and a maximum number of shares may be voted. If you attend the Meeting, you may change your vote at that time.

                         By Order of the Board of Trustees

                         Robin Berger, Secretary

Los Angeles, California
________ __, 1997

                        Professionally Managed Portfolios
               Harris Bretall Sullivan & Smith Growth Equity Fund
                       2025 East Financial Way, Suite 101
                               Glendora, CA 91741


                        PROXY STATEMENT


To the shareholders of the Harris Bretall Sullivan & Smith Growth Equity Fund (the "Fund"), a series of Professionally Managed Portfolios (the "Trust"), an open-end management investment company, for a Special Meeting of shareholders of the Fund to be held on ________ __, 1997:


     This Proxy Statement is furnished by the Trust to the shareholders of the Fund on behalf of the Trust's Board of Trustees in connection with the Fund's solicitation of voting instructions for use at a Special Meeting of Shareholders of the Fund (the "Meeting") to be held on ________ __, 1997 at _____ a.m., Pacific Standard Time, at the offices of the Trust, 2025 East Financial Way, Suite 101, Glendora, California 91741 for the purposes set forth below and in the accompanying Notice of Special Meeting. The approximate mailing date of this Proxy Statement is ________ __, 1997. At the Meeting, the shareholders of the Fund will be asked:

     1. To approve a new investment advisory agreement between the Fund and Harris Bretall Sullivan & Smith L.L.C. ("New HBSS") pursuant to which New HBSS will act as adviser with respect to the assets of the Fund, to become effective upon the contribution of the assets of Harris Bretall Sullivan & Smith, Inc. ("HBSS") to New HBSS and acquisition of a majority of non-managing units by Value Asset Management, Inc. ("VAM") in New HBSS.

     2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

     Any voting instructions given to the Fund may be revoked at any time before the Meeting by notifying the Secretary of the Trust.

     The Trust will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of the Fund held of record by such persons. HBSS or VAM may reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition to the solicitation of proxies by mail, officers and employees of the Trust, without additional compensation, may solicit proxies in person or by telephone. The costs associated with such solicitation and the Meeting will be borne by HBSS and not by the Fund or the Trust.

     If sufficient votes are not received by the date of the Meeting, a person named as proxy may propose one or more adjournments of the Meeting for a period or periods not more than 120 days in the aggregate to permit further solicitation of proxies. The persons named as proxies will vote all proxies in favor of adjournment that voted in favor of proposal no. 1 (or abstained) and vote against adjournment all proxies that voted against proposal no. 1.

     Shareholders of the Fund at the close of business on September 30, 1997 will be entitled to be present and vote at the Meeting. As of that date, there were 416,314 shares of Harris Bretall Sullivan & Smith Growth Equity Fund outstanding and entitled to vote, representing total net assets of approximately $5,748,280.

     To the knowledge of the Trust's management, before the close of business on September 30, 1997 the officers and Trustees of the Trust owned, as a group, less than 1% of the shares of the Fund.

     To the knowledge of the Trust's management, before the close of business on September 30, 1997, the only persons owning beneficially more than 5% of the outstanding shares of the Fund were as follows:


Name and Address
Shares held and Percent of Fund


First National Bank for Benef. Cust.
Photon 401K,
Trust Services
800 Silverado Street
La Jolla, CA  92307
184,975
44.550%

Charles Schwab & Co., Inc.
Special Custody Account for Benef. Cust.
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA  94104-4122
29,409
7.083%


     The Fund's current investment adviser is Harris Bretall Sullivan & Smith, Inc., One Sansome Street, Suite 3300, San Francisco, California 94104. The Fund's distributor is First Fund Distributors, Inc., 4455 E. Camelback, Suite 261E, Phoenix, Arizona 85018. The Fund's Transfer and Dividend Distributing Agent is American Data Services, Inc, P.O.
Box 5536, Hauppauge, New York  11788-0132.

     The persons named in the accompanying proxy will vote in each case as directed in the proxy, but in the absence of such direction, they intend to vote FOR proposal no. 1 and may vote in their discretion with respect to other matters not now known to the Board of Trustees that may be presented to the Meeting.

                                 PROPOSAL NO. 1:
                      APPROVAL OR DISAPPROVAL OF INVESTMENT
                           ADVISORY AGREEMENT BETWEEN
                            THE FUND AND THE ADVISER

Background

     General. HBSS has entered into an agreement with VAM, a Connecticut-based holding company 100%-owned by BancBoston Ventures, Inc., to form a limited liability company to be called "Harris Bretall Sullivan & Smith L.L.C." ("New
HBSS"). The Meeting has been called for the purpose of considering a new advisory agreement for the Fund as a result of a proposed transaction (the "Proposed Transaction") whereby HBSS will transfer substantially all of its assets and business to New HBSS (HBSS and new HBSS are hereinafter sometimes collectively referred to as the "Adviser"). It is anticipated that all key personnel will transfer to New HBSS. VAM will be the majority owner of New HBSS. The Proposed Transaction represents an ownership change of the Adviser and, as such, has the effect of terminating the existing Investment Management Agreement with respect to the Fund. Accordingly, shareholders of the Fund are being asked to approve a new Investment Management Agreement (the "New Advisory Agreement") with respect to the Fund. The New Advisory Agreement embodies exactly the same terms and fees with New HBSS, differing only in the effective and termination dates and minor updating changes. The Trust's Board of Trustees has approved the submission of the New Advisory Agreement to shareholders for shareholder approval.

Existing Advisory Agreement

     HBSS currently serves as the adviser for the Fund under an Investment Management Agreement (the "Existing Advisory Agreement") dated April 1, 1996. The Existing Advisory Agreement provides for its automatic termination in the event of a legal assignment. A change in ownership of the Adviser would, therefore, terminate the Existing Advisory Agreement. The initial shareholder of the Fund approved the Existing Advisory Agreement in April 1996, prior to the Fund's commencement of operation on May 1, 1996. The Board of Trustees of the Trust, including a majority of the "non-interested" Trustees, most recently approved continuation of the Existing Advisory Agreement for an additional one-year period on August 19, 1997. Under the Existing Advisory Agreement, HBSS is entitled to receive an annual fee of 0.75% of the Fund's average net assets.

New Advisory Agreement

     Except for different effective and termination dates and minor updating changes, the terms of the New Advisory Agreement are identical in all respects to the terms of the Existing Advisory Agreement. A form of the New Advisory Agreement is attached to this Proxy Statement as Exhibit A, and the description set forth in this Proxy Statement of the New Advisory Agreement is qualified in its entirety by reference to Exhibit A.

     Under the New Advisory Agreement, the Adviser will provide certain investment advisory services to the Fund, including deciding what securities will be purchased and sold by the Fund, when such purchases and sales are to be made, and arranging for such purchases and sales, all in accordance with the provisions of the Investment Company Act of 1940, as amended (the "Investment Company Act") and any rules or regulations thereunder; any other applicable provisions of law; the provisions of the Declaration of Trust and By-Laws of the Trust as amended from time to time; any policies and determinations of the Board of Trustees of the Trust; and the fundamental policies of the Trust relating to the Fund, as reflected in the Trust's Registration Statement under the Investment Company Act (including by reference the Statement of Additional Information) as such Registration Statement is amended from time to time, or as amended by the stockholders of the Fund.

     As compensation for its services to the Fund under the New Advisory Agreement, the Adviser will be entitled to receive from the Fund fees calculated at the same rate as those charged under the Existing Advisory Agreement described above.

     The New Advisory Agreement will continue in effect for a period not to exceed two years from its effective date, and will continue in effect thereafter for successive annual periods, provided its continuance is specifically approved at least annually by (1) a majority vote, cast in person at a meeting called for that purpose, of the Trust's Board of Trustees or (2) a vote of the holders of a majority of the outstanding voting securities (as defined in the Investment Company Act and the rules thereunder) of the Fund, and (3) in either event by a majority of the Trustees who are not parties to the New Advisory Agreement or interested persons of the Trust or of any such party. The Board of Trustees of the Trust is expected to approve the New Advisory Agreement at the next regular Board meeting on October 24, 1997, and will regularly review the Agreement thereafter at the Board's regular summer meeting beginning in 1999 or at such sooner time as circumstances shall warrant.

     The New Advisory Agreement provides that it may be terminated with respect to the Fund at any time, without penalty, by either party upon 60-days' written notice, provided that such termination by the Fund shall be directed or approved by a vote of the Trustees of the Trust, or by a vote of holders of a majority of the shares of the Fund.

     The Adviser will provide, at its expense, office space, facilities and equipment for carrying out its duties under the New Advisory Agreement. All other expenses incurred in the operation of the Fund will be borne by the Fund. Fund expenses include legal and auditing fees, fees and expenses of its custodian, accounting services and third-party shareholder servicing agents, Trustees' fees, the cost of communicating with shareholders and registration fees, as well as its other operating expenses.

     Although the Adviser is not required to do so, the New Advisory Agreement, like the Existing Advisory Agreement, permits the Adviser to reimburse the Fund to the extent necessary so that its ratio of operating expenses to average net assets will not exceed voluntary expense limits. The Adviser has agreed to maintain an expense limit of 1.29% for the current fiscal year.

     The expense limit is described in the prospectus for the Fund and is voluntary by the Adviser. The Adviser may remove the expense limit at any time following the conclusion of the current fiscal year by amending the prospectus and notifying shareholders.

     Expenses of the Fund, as defined in the New Advisory Agreement, exclude (i) interest, (ii) taxes, (iii) brokerage commissions, (iv) extraordinary expenses and (v) sales charges and any distribution fees.

     The New Advisory Agreement provides that the Adviser shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security whether the purchase, sale or retention has been based on its own investigation and research or upon investigation and research made by any other individual, firm or corporation, if the purchase, sale or retention has been made and the other individual, firm or corporation has been selected in good faith. The New Advisory Agreement, however, provides that nothing contained in the New Advisory Agreement shall be construed to protect the Adviser against any liability to the Trust or its security holders by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under the New Advisory Agreement. Additionally, the New Advisory Agreement provides that the federal securities laws impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing in the New Advisory Agreement shall in any way constitute a waiver or limitation of any rights which the Funds' shareholders may have under any federal securities laws. The New Advisory Agreement also provides that the Adviser shall have no responsibility or liability for the accuracy or completeness of the Trust's Registration Statement under the Investment Company Act or the Securities Act of 1933 except for information supplied by the Adviser for inclusion in the Trust's Registration Statement. The New Advisory Agreement provides that the Trust may indemnify the Adviser to the full extent permitted by the Trust's Declaration of Trust.

The Proposed Transaction Agreement

     HBSS has entered into an agreement with VAM, a Connecticut-based holding company 100% owned by BancBoston Ventures, Inc., to form a limited liability company to be called "Harris Bretall Sullivan & Smith L.L.C." ("New HBSS").

     HBSS will transfer substantially all of its assets and business to New HBSS (the "Proposed Transaction"). It is anticipated that all key personnel will transfer to the new entity. Executive Vice Presidents John J. Sullivan and Henry
B. Dunlap Smith will continue their responsibilities and ownership roles. W. Graeme Bretall, the current President of HBSS, who will also remain with the new entity, will become a member of the Board of Directors of VAM. Co-Founder Dave Harris also will continue in his role in Research for HBSS. VAM will be the majority owner of the new entity.

     VAM and HBSS have indicated that the new structure is designed to enable the organization to retain and attract top industry talent, enhance returns and offer additional services. Three current officers of HBSS will become equity holders in New HBSS: Susan Foley, Senior Vice President and Portfolio Manager, Gordon Ceresino, Senior Vice President and Director of Marketing and Client Service, and David S. Post, Director of Research. All of Messrs. Bretall,
Sullivan and Smith, as well as the three new equity holders, have agreed to enter into five-year employment agreements with New HBSS.

     Although  VAM will  obtain a  majority  equity  interest  in New HBSS,  the current managers of HBSS will maintain management autonomy in the new organization. It is anticipated that the Proposed Transaction will be consummated on or about November 15, 1997.

Legal Requirements Under the Investment Company Act

     Section 15(f) of the Investment Company Act provides that, when a change in control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection therewith as long as two conditions are satisfied. First, no "unfair burden" may be imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings. The term "unfair burden," as defined in the Investment Company Act, includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services). No such compensation arrangements are contemplated in the Proposed Transaction. In the Proposed Transaction Agreement, HBSS and VAM have agreed to use their best efforts to ensure that none of the transactions contemplated by the Proposed Agreement will cause the imposition of an unfair burden, as that term is defined in Section 15(f) of the Investment Company Act, on the Fund.

     The second condition is that, during the three-year period immediately following consummation of the transaction, at least 75% of the investment company's board of directors must not be "interested persons" of the investment adviser or predecessor investment adviser within the meaning of the Investment Company Act. The composition of the board is presently in compliance with the 75% requirement and will continue to be so if the Proposed Transaction is consummated. In the Proposed Transaction Agreement, HBSS and VAM have agreed that if the Proposed Transaction is consummated, at least 75% of the Fund's board of directors shall not be interested persons, as that term is defined in the Investment Company Act.

     There are a number of conditions precedent to the closing of the Proposed Transaction. Such conditions include, among other things, that all regulatory approvals will have been duly and properly obtained, and that consents required will have been obtained from a specified percentage of HBSS' current clients, including the Fund among others, as required by applicable law. At the present time it is anticipated that the closing of the Proposed Transaction will occur on or about November 15, 1997. In addition, the Board of Trustees of the Trust must approve the New Advisory Agreement, which approval is expected to be given at the next regular Board meeting of the Trust.

     If the conditions for the Proposed Transaction are not met and the Proposed Transaction is not consummated, the Existing Advisory Agreement will remain in effect. However, if the Proposed Transaction is consummated and the Board of Trustees of the Trust approves the New Advisory Agreement, but the New Advisory Agreement is not approved by the Fund's shareholders, the Trustees will promptly seek to enter into a new advisory arrangement for the Fund, subject to approval by the Fund's shareholders.

     During the fiscal year ended March 31, 1997, HBSS earned advisory fees of $15,020 from the Fund under the Existing Advisory Agreement, However, HBSS reimbursed the Fund $74,252, for that fiscal year.

Information Regarding the Adviser and VAM

     Harris Bretall Sullivan & Smith, Inc., a California corporation with offices at One Sansome Street, Suite 3300, San Francisco, California 94104, is owned by the Stockholders. HBSS is registered under the Investment Advisers Act of 1940 (the "Advisers Act"). Harris Bretall Sullivan & Smith L.L.C. ("New HBSS"), a Delaware limited liability company, will, as of the closing date of the Proposed Transaction, be registered under the Advisers Act, have the same address as and employ the same key personnel as HBSS did previously.

     HBSS serves as investment adviser to other mutual funds having a similar objective to the Harris Bretall Sullivan & Smith Growth Equity Fund. These mutual funds are shown below.


Other Fund               Net Assets of Other Fund      Annual Fee Rate
                         (in millions)


The Legends Fund, Inc.             $30                      .50%

The Saratoga Advantage Trust-      $49                      .65%
Large Capitalization Growth
Portfolio

Jones Heward American Fund         $11.5                    .45%
[Canada]

          The Adviser's principal executive officers and directors are shown below. The address of each, as it relates to his duties at the Adviser, is the same as that of the Adviser.


Name and Position with HBSS
Principal Occupation


W. Graeme Bretall
President
Principal, President and Portfolio Manager at HBSS since 1971.


John J. Sullivan
Executive Vice President
Principal, Executive Vice President and Portfolio
Manager at HBSS since 1981.


Mr. Henry B. Dunlap Smith
Executive Vice President
Principal, Executive Vice President and Portfolio
Manager at HBSS since 1984.


     After the acquisition, New HBSS will be a limited liability company whose majority owner will be VAM, a Connecticut-based holding company 100% owned by BancBoston Ventures, Inc., itself a subsidiary of BancBoston, N.A. VAM is a Connecticut-based holding company that invests in privately owned asset management firms with assets under management between $500 million and $10 billion. VAM seeks to create an institutional investment group to offer quality performance and client service.

Trustees' Consideration

     The New Advisory Agreement is expected to be approved by the Board of Trustees of the Fund, including a majority of the non-interested Trustees, at the next regularly scheduled Board meeting on October 24, 1997. The Board of Trustees of the Trust, at a special telephone meeting held on [October __,] 1997, recommended that the New Advisory Agreement be submitted to the shareholders of the Fund for approval in advance of the Board's formal review. The Board will have completed its review and approval process prior to the date of the Meeting. If the Board of Trustees does not approve the New Advisory Agreement, shareholders will be notified and the Meeting may be adjourned.

     The Board of Trustees of the Trust will be presented with information demonstrating that the terms of the New Advisory Agreement are fair to, and in the best interest of, the Trust, the Fund and the shareholders of the Fund. In considering the New Advisory Agreement, the Trustees will have before them information that will allow them to evaluate the experience of the Adviser's key personnel in portfolio management, the quality of services the Adviser is expected to provide to the Fund, and the compensation proposed to be paid to the Adviser. The Trustees will be asked to give consideration to all factors deemed to be relevant to the Fund, including, but not limited to the following: (1) that the fee and expense ratio of the Fund is reasonable given the quality of services expected to be provided and the fee and expense ratios of comparable mutual funds; (2) the favorable performance of the Fund since commencement of operations; (3) the research-intensive nature and quality of the services expected to be rendered to the Fund by the Adviser; (4) the compensation payable to the Adviser by the Fund under the proposed New Advisory Agreement, which will be at the same rate as the compensation now payable by the Fund to the Adviser under the Existing Advisory Agreement; (5) the terms of the Existing Advisory Agreement, which will be unchanged under the New Advisory Agreement except for different effective and termination dates and minor updating changes; (6) the favorable history, reputation, qualification and background of the Adviser and VAM, as well as the qualifications of their personnel and their respective financial conditions; (7) the commitment of HBSS to pay or reimburse the Fund for the expenses incurred in connection with the Proposed Transaction; (8) HBSS' favorable investment performance record; (9) the benefits expected to be realized as a result of the Adviser's affiliation with VAM, including the resources of VAM that would be available to the Adviser, such as other distribution channels for the sale of the Fund's shares, and access to the best available technology; and (10) other factors deemed relevant.

     HBSS intends to advise the Board of Trustees that it expects that there will be no diminution in the scope and quality of advisory services provided to the Fund as a result of the Proposed Transaction.

     Along with the approval of the Board of Trustees of the Trust, the affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the New Advisory Agreement with respect to the Fund to become effective. "Majority" for this purpose under the Investment Company Act means the lesser of (i) 67% of the shares represented at the meeting if more than 50% of the outstanding shares is represented, or (ii) shares representing more than 50% of the outstanding shares. Abstentions will count as votes present at the Meeting for quorum purposes. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies received prior to the Meeting on which no vote is indicated will be voted "for" each proposal as to which it is entitled to vote. Abstentions do not constitute votes "for" a proposal and are treated as votes "against" a proposal. Broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominees do not have discretionary power) do not constitute votes "for" or "against" a proposal and are disregarded in determining the "votes cast" when the voting requirement for a proposal is based on achieving a percentage of the outstanding shares entitled to vote present in person or by proxy at the Meeting. Broker non-votes do not constitute votes
"for" and are treated as votes "against" when the voting requirement for a proposal is based on achieving a percentage of the outstanding shares entitled to vote. 40% of the outstanding shares entitled to vote on a proposal must be present in person or by proxy to have a quorum to conduct business at the Meeting. Broker non-votes will count as votes present at the Meeting for quorum purposes.


     THE BOARD OF TRUSTEES OF THE TRUST HAS APPROVED THE SUBMISSION OF THE NEW ADVISORY AGREEMENT TO SHAREHOLDERS FOR APPROVAL.

Additional Information on the Trust and the Adviser

     The following is a listing of the executive officers and Trustees of the Trust, their positions with the Trust, and their positions with the Adviser, if any:


Name
Position with Trust
Position with Adviser


Steven J. Paggioli
President and Trustee
n/a


Dorothy A. Berry
Trustee
n/a


Wallace L. Cook
Trustee
n/a


Carl A. Froebel
Trustee
n/a


Rowley W.P. Redington
Trustee
n/a


Eric M. Banhazl
Treasurer
n/a


Robin Berger
Secretary
n/a


Robert H. Wadsworth
Vice President
n/a


     With the exception of transactions which are not related to the business or operation of the Trust and to which the Trust is not a party, since March 31, 1996 no Trustee of the Trust has had any direct or indirect interest in any transaction with New HBSS, VAM or any parent or subsidiary of either. In addition, no Trustee has had such an interest in any proposed transaction with any of the above entities.

                       GENERAL INFORMATION

Other Matters to Come Before the Meeting

     The Trust's management does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxyholders will vote thereon in accordance with their best judgment.

Shareholder Proposals

     The Meeting is a special meeting of shareholders. The Trust is not required to, nor does it intend to, hold regular annual meetings of its shareholders. If such a meeting is called, any shareholder who wishes to submit a proposal for consideration at the meeting should submit the proposal promptly to the Trust. Any proposal to be considered for submission to shareholders must comply with Rule 14a-8 under the Securities Exchange Act of 1934.

Reports to Shareholders

     The Trust will furnish, without charge, a copy of the most recent Annual Report to Shareholders of the Trust, and the most recent Semi-Annual Report succeeding such Annual Report, if any, on request. Requests for such reports should be directed to the Trust, Professionally Managed Portfolios, Harris Bretall Sullivan & Smith Growth Equity Fund, 2025 East Financial Way, Suite 101, Glendora, California 91741 (800) ___ -____.

     IN ORDER  THAT THE  PRESENCE  OF A QUORUM AT THE  MEETING  MAY BE  ASSURED,
PROMPT   EXECUTION   AND  RETURN  OF  THE  ENCLOSED   PROXY  IS   REQUESTED.   A
SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.



                              Robin Berger, Secretary

Los Angeles, California
________ __, 1997



EXHIBIT LIST

          Exhibit A Form of new Investment Management Agreement.


      PROFESSIONALLY MANAGED PORTFOLIOS
    FORM OF INVESTMENT ADVISORY AGREEMENT


              AGREEMENT made this __ day of ______, 1997 by and between PROFESSIONALLY MANAGED PORTFOLIOS (the "Trust"), a Massachusetts business trust and HARRIS BRETALL SULLIVAN & SMITH, L.L.C. a California limited liability company (the "Adviser").

                             WITNESSETH:

              WHEREAS, a series of the Trust having separate assets and liabilities has been created entitled the HARRIS BRETALL SULLIVAN & SMITH GROWTH EQUITY FUND (the "Fund"); and

              WHEREAS, it is therefore desirable to have an investment advisory agreement (i.e., this Agreement) relating to the Fund, which agreement will apply only to this Fund;

              NOW THEREFORE, in consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is hereby agreed by and among the parties hereto as follows:

    1.   In General.

         The Adviser agrees, all as more fully set forth herein, to act as investment adviser to the Trust with respect to the investment of the assets of the Fund and to supervise and arrange the purchase and sale of securities held in the portfolio of the Fund.

    2. Duties and Obligations of the Adviser with respect to Investment of Assets of the Fund.

         (a) Subject to the succeeding provisions of this section and subject to the direction and control of the Board of Trustees of the Trust, the Adviser shall:

              (i) Decide what securities shall be purchased or sold by the Trust with respect to the Fund and when; and

              (ii) Arrange for the purchase and the sale of securities held in the portfolio of the Fund by placing purchase and sale orders for the Trust with respect to the Fund.

         (b) Any investment purchases or sales made by the Adviser shall at all times conform to, and be in accordance with, any requirements imposed by:
    (1) the provisions of the 1940 Act and of any rules or regulations in force thereunder; (2) any other applicable provisions of law; (3) the provisions of the Declaration of Trust and By-Laws of the Trust as amended from time to time; (4) any policies and determinations of the Board of Trustees of the Trust; and (5) the fundamental policies of the Trust relating to the Fund, as reflected in the Trust's registration statement under the 1940 Act (including by reference the Statement of Additional Information) as such registration statement is amended from time to time, or as amended by the shareholders of the Fund.

         (c) The Adviser shall give the Trust the benefit of its best judgment and effort in rendering services hereunder, but the Adviser shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security whether or not such purchase, sale or retention shall have been based on its own investigation and research or upon investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been selected in good faith. Nothing herein contained shall, however, be construed to protect the Adviser against any liability to the Trust or its security holders by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement. The federal securities laws impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Fund's shareholders may have under any federal securities laws.

         (d) Nothing in this Agreement shall prevent the Adviser or any affiliated person (as defined in the 1940 Act) of the Adviser from acting as investment adviser or manager and/or principal underwriter for any other person, firm or corporation and shall not in any way limit or restrict the Adviser or any such affiliated person from buying, selling or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting, provided, however, that the Adviser expressly represents that it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Trust under this Agreement.

         (e) It is agreed that the Adviser shall have no responsibility or liability for the accuracy or completeness of the Trust's Registration Statement under the 1940 Act or the Securities Act of 1933 except for information supplied by the Adviser for inclusion therein. The Trust may indemnify the Adviser to the full extent permitted by the Trust's Declaration of Trust.



    3.   Broker-Dealer Relationships.

         The Adviser is responsible for decisions to buy and sell securities for the Fund, broker-dealer selection, and negotiation of brokerage commission rates. The Adviser's primary consideration in effecting a securities transaction will be execution at the most favorable price. In selecting a broker-dealer to execute each particular transaction, the Adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Trustees of the Trust may determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage or research services to the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Trust. The Adviser is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who provide research or statistical material, or other services, to the Trust, the Adviser, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Adviser shall determine, and the Adviser shall report on such allocations regularly to the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefor. The Adviser is also authorized to consider sales of shares as a factor in the selection of brokers or dealers to execute portfolio transactions, subject to the requirements of best execution, i.e., that such brokers or dealers are able to execute the order promptly and at the best obtainable securities price.

    4.   Allocation of Expenses.

         The Adviser agrees that it will furnish the Trust, at the Adviser's expense, with office space and facilities, equipment and clerical personnel necessary for carrying out its duties under this Agreement. The Adviser will also pay all compensation of any Trustees, officers and employees of the Trust who are affiliated persons of the Adviser. All operating costs and expenses relating to the Fund not expressly assumed by the Adviser under this Agreement shall be paid by the Trust from the assets of the Fund, including, but not limited to (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of the Trust's Trustees other than those affiliated with the Adviser or the Manager; (v) legal and audit expenses; (vi) fees and expenses of the Trust's custodian, shareholder servicing or transfer agent and accounting services agent; (vii) expenses incident to the issuance of the Fund's shares, including issuance on the payment of, or reinvestment of, dividends; (viii) fees and expenses incident to the registration under Federal or state securities laws of the Trust or the shares of the Fund; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Trust; (x) all other expenses incidental to holding meetings of the Trust's shareholders; (xi) dues or assessments of or contributions to the Investment Company Institute or any successor; (xii) such non-recurring expenses as may arise, including litigation affecting the Trust and the legal obligations which the Trust may have to indemnify its officers and Trustees with respect thereto; and (xiii) all expenses which the Trust or the Fund agrees to bear in any distribution agreement or in any plan adopted by the Trust and/or a Fund pursuant to Rule 12b-1 under the Act.

    5.   Compensation of the Adviser.

         (a) The Trust agrees to pay the Adviser and the Adviser agrees to accept as full compensation for all services rendered by the Adviser hereunder, an annual management fee, payable monthly and computed on the value of the net assets of the Fund at of the close of business each business day at the annual rate of 0.75% of such net assets.

         (b) The Adviser may reduce any portion of the compensation or reimbursement of expenses due to it under this Agreement, or may agree to make payments to limit the expenses which are the responsibility of the Fund. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Adviser hereunder or to continue future payments. Any fee withheld from the Adviser under this paragraph shall be reimbursed by the Fund to the Adviser if the aggregate expenses for the next succeeding fiscal year do not exceed the any more restrictive limitation to which the Adviser has agreed.

    6.   Duration and Termination.

         (a) This Agreement shall go into effect on the date that is the latest of (1) the execution of this Agreement, (2) the approval of the Agreement by the Board of Trustees of the Trust and (3) the approval of the Agreement by the shareholders of the Fund in a special meeting of shareholders of the Fund and shall, unless terminated as hereinafter provided, continue in effect for a period of two years from that date, and thereafter from year to year, but only so long as such continuance is specifically approved at least annually by the Trust's Board of Trustees, including the vote of a majority of the Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party cast in person at a meeting called for the purpose of voting on such approval, or by the vote of the holders of a "majority" (as so defined) of the outstanding voting securities of the Fund and by such a vote of the Trustees.

         (b) This Agreement may be terminated by the Adviser at any time without penalty upon giving the Trust sixty (60) days' written notice (which notice may be waived by the Trust) and may be terminated by the Trust at any time without penalty upon giving the Adviser sixty (60) days' written notice (which notice may be waived by the Adviser), provided that such termination by the Trust shall be directed or approved by the vote of a majority of all of its Trustees in office at the time or by the vote of the holders of a majority (as defined in the 1940 Act) of the voting securities of the Trust at the time outstanding and entitled to vote. This Agreement shall automatically terminate in the event of its assignment (as so defined).

    7.   Agreement Binding Only on Fund Property.

              The Adviser understands that the obligations of this Agreement are not binding upon any shareholder of the Trust personally, but bind only the Trust's property; the Adviser represents that it has notice of the provisions of the Trust's Declaration of Trust disclaiming shareholder liability for acts or obligations of the Trust. This Agreement has been executed by or with reference to any Trustee in such person's capacity as a Trustee, and the Trustees shall not be personally liable hereon.

        IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by duly authorized persons and their seals to be hereunto affixed, all as of the day and year first above written.


                             PROFESSIONALLY MANAGED PORTFOLIOS


                   By: _______________________________________



    ATTEST:


    -------------------------------------




                     HARRIS BRETALL SULLIVAN & SMITH, L.L.C.


                   By: _______________________________________


    ATTEST:


    -------------------------------------





PROXY

               Harris Bretall Sullivan & Smith Growth Equity Fund

                         SPECIAL MEETING OF SHAREHOLDERS

                                ________ __, 1997

                             SOLICITED ON BEHALF OF
                            THE BOARD OF TRUSTEES OF
                        PROFESSIONALLY MANAGED PORTFOLIOS


     The undersigned hereby appoints _________________ and _____________, and each of them, as proxies of the undersigned, each with the power to appoint his substitute, for the Special Meeting of Shareholders of Harris Bretall Sullivan & Smith Growth Equity Fund (the "Fund"), a series of Professionally Managed Portfolios (the "Trust"), to be held on ________ __, 1997 at the offices of Professionally Managed Portfolios, 2025 East Financial Way, Suite 101, Glendora, California 91741, or at any and all adjournments thereof (the "Meeting"), to vote, as designated below, all shares of the Fund, held by the undersigned at the close of business on September 30, 1997. Capitalized terms used without definition have the meanings given to them in the accompanying Proxy Statement.

A SIGNED PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL LISTED BELOW UNLESS YOU HAVE SPECIFIED OTHERWISE. PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY. YOU MAY VOTE ONLY IF YOU HELD SHARES IN THE FUND AT THE CLOSE OF BUSINESS ON
SEPTEMBER 30, 1997. YOUR SIGNATURE AUTHORIZES THE PROXIES TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING WITHOUT LIMITATION ALL MATTERS INCIDENT TO THE CONDUCT OF THE MEETING.

1. Approval of the new Investment Management Agreement between the Adviser and the Fund:

          FOR [  ]            AGAINST [  ]        ABSTAIN [  ]




Dated:  ______________, 1997
                              -----------------------------------
                              Signature


                              -----------------------------------
                              Title (if applicable)


                              -----------------------------------
                              Signature (if held jointly)


                              -----------------------------------
                              Title (if applicable)


Please sign exactly as name or names appear on your shareholder account statement. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder should sign.